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                                                                    EXHIBIT 10.3

                           2003 EQUITY INCENTIVE PLAN
                                       OF
                             AVANIR PHARMACEUTICALS

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                                TABLE OF CONTENTS

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1.  Purpose of this Plan...................................................................      1

2.  Definitions and Rules of Interpretation................................................      1

    2.1   Definitions......................................................................      1
    2.2   Rules of Interpretation..........................................................      5

3.  Shares Subject to this Plan; Term of this Plan.........................................      5

    3.1   Number of Award Shares...........................................................      5
    3.2   Source of Shares.................................................................      5
    3.3   Term of this Plan................................................................      5

4.  Administration.........................................................................      5

    4.1   General..........................................................................      5
    4.2   Authority of Administrator.......................................................      6
    4.3   Scope of Discretion..............................................................      7

5.  Persons Eligible to Receive Awards.....................................................      8

    5.1   Eligible Individuals.............................................................      8
    5.2   Limitations on Issuances to Certain Awardees.....................................      8

6.  Terms and Conditions of Options........................................................      8

    6.1   Price............................................................................      8
    6.2   Term.............................................................................      8
    6.3   Vesting..........................................................................      8
    6.4   Form and Method of Payment.......................................................      8
    6.5   Nonassignability of Options......................................................      9
    6.6   Substitute Options...............................................................      9
    6.7   Repricings.......................................................................     10

7.  Stock Appreciation Rights and Stock Awards.............................................     10

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
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    7.1   Stock Appreciation Rights........................................................     10
    7.2   StockAwards......................................................................     11

8.  Exercise of Awards.....................................................................     12

    8.1   In General.......................................................................     12
    8.2   Time of Exercise.................................................................     12
    8.3   Issuance of Award Shares.........................................................     12
    8.4   Termination......................................................................     12

9.  Certain Transactions and Events........................................................     14

    9.1   In General.......................................................................     14
    9.2   Changes in Capital Structure.....................................................     14
    9.3   Fundamental Transactions.........................................................     14
    9.4   Changes in Control...............................................................     14
    9.5   Divestiture......................................................................     15
    9.6   Dissolution......................................................................     15
    9.7   Cut-Back to Preserve Benefits....................................................     15

10. Withholding and Tax Reporting..........................................................     16

    10.1  Tax Withholding Alternatives.....................................................     16

11. Compliance with Law....................................................................     16

12. Amendment or Termination of this Plan or Outstanding Awards............................     16

    12.1  Amendment and Termination........................................................     16
    12.2  Shareholder Approval.............................................................     17
    12.3  Effect...........................................................................     17

13. Reserved Rights........................................................................     17

    13.1  Nonexclusivity of this Plan......................................................     17
    13.2  Unfunded Plan....................................................................     17

14. Special Arrangements Regarding Award Shares............................................     17

    14.1  Escrow of Stock Certificates.....................................................     17
    14.2  Repurchase Rights................................................................     18

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
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15. Beneficiaries..........................................................................     18

16. Miscellaneous..........................................................................     18

    16.1  Governing Law....................................................................     18
    16.2  Determination of Value...........................................................     18
    16.3  Reservation of Shares............................................................     19
    16.4  Electronic Communications........................................................     19
    16.5  Notices..........................................................................     19

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                           2003 EQUITY INCENTIVE PLAN
                                       OF
                             AVANIR PHARMACEUTICALS

1.       PURPOSE OF THIS PLAN

         The purpose of this 2003 Equity Incentive Plan is to enhance the long-term shareholder value of Avanir Pharmaceuticals by offering opportunities to eligible individuals to participate in the growth in value of the equity of Avanir Pharmaceuticals.

2.       DEFINITIONS AND RULES OF INTERPRETATION

         2.1      DEFINITIONS. This Plan uses the following defined terms:

                  (a) "ADMINISTRATOR" means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

                  (b) "AFFILIATE" means a "parent" or "subsidiary" (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an "Affiliate" for purposes of this Plan.

                  (c) "APPLICABLE LAW" means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

                  (d) "AWARD" means a Stock Award, SAR or Nonstatutory Option granted in accordance with the terms of this Plan.

                  (e) "AWARD AGREEMENT" means the document evidencing the grant of an Award.

                  (f) "AWARD SHARES" means Shares covered by an outstanding Award or purchased under an Award.

                  (g) "AWARDEE" means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, and (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5 and 15.

                  (h)      "BOARD" means the Board of Directors of the Company.

                  (i) "CHANGE IN CONTROL" means any transaction or event that the Board specifies as a Change in Control under Section 9.4.

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                  (j)      "CODE" means the Internal Revenue Code of 1986.

                  (k) "COMMITTEE" means a committee composed of Company Directors appointed in accordance with the Company's charter documents and
Section 4.

                  (l) "COMPANY" means Avanir Pharmaceuticals, a California corporation.

                  (m)      "COMPANY DIRECTOR" means a member of the Board.

                  (n) "CONSULTANT" means an individual who, or an employee or owner of any entity that, provides bona fide services to the Company or an Affiliate.

                  (o) "DIRECTOR" means a member of the Board of Directors of the Company or an Affiliate.

                  (p) "DIVESTITURE" means any transaction or event that the Board specifies as a Divestiture under Section 9.5.

                  (q) "DOMESTIC RELATIONS ORDER" means a "domestic relations order" as defined in, and otherwise meeting the requirements of,
Section 414(p) of the Code, except that reference to a "plan" in that definition shall be to this Plan.

                  (r) "EMPLOYEE" means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company's or an Affiliate's classification of an individual as an "Employee" (or as not an "Employee") for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee's Options under Section 9. Neither service as a Director nor receipt of a director's fee shall be sufficient to make a Director an "Employee."

                  (s)      "EXCHANGE ACT" means the Securities Exchange Act of
1934.

                  (t) "EXECUTIVE" means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act because of the individual's relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, "Executive" means any (i) Director, (ii)

                                       2

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officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company's equity securities.

                  (u) "EXPIRATION DATE" means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee's Termination or any other event that would shorten that period.

                  (v) "FAIR MARKET VALUE" means the value of Shares as determined under Section 16.2.

                  (w) "FUNDAMENTAL TRANSACTION" means any transaction or event described in Section 9.3.

                  (x) "GRANT DATE" means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

                  (y) "NONSTATUTORY OPTION" means any Option other than an incentive stock option qualified as such under Section 422 of the Code.

                  (z) "OBJECTIVELY DETERMINABLE PERFORMANCE CONDITION" shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance goals, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an Affiliate or individual business unit.

                  (aa) "OFFICER" means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

                  (bb) "OPTION" means a right to purchase Shares of the Company granted under this Plan.

                  (cc) "OPTION PRICE" means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

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                  (dd)     "OPTION SHARES" means Shares covered by an
outstanding Option or purchased under an Option.

                  (ee) "PLAN" means this 2003 Equity Incentive Plan of Avanir Pharmaceuticals.

                  (ff) "PURCHASE PRICE" means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

                  (gg) "RULE 16b-3" means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

                  (hh) "SAR" OR "STOCK APPRECIATION RIGHT" means a right to receive cash based on a change in the Fair Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 7.1.

                  (ii)     "SECURITIES ACT" means the Securities Act of 1933.

                  (jj) "SHARE" means a share of the Class A Common Stock of the Company or other securities substituted for the Class A Common Stock under
Section 9.

                  (kk) "STOCK AWARD" means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 7.2.

                  (ll) "SUBSTITUTE AWARD" means a Substitute Option, Substitute SAR or Substitute Stock Award granted in accordance with the terms of this Plan.

                  (mm) "SUBSTITUTE OPTION" means an Option granted in substitution for, or exchange or conversion of, an option granted by another entity to purchase equity securities in the granting entity.

                  (nn) "SUBSTITUTE SAR" means a SAR granted in substitution for, or exchange or conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

                  (oo) "SUBSTITUTE STOCK AWARD" means a Stock Award granted in substitution for, or exchange or conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

                  (pp) "TERMINATION" means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, "Termination" shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an

                                       4

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Affiliate to cease being an Affiliate shall be treated as the "Termination" of that Affiliate's Employees, Directors, and Consultants.

         2.2 RULES OF INTERPRETATION. Any reference to a "Section," without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor or substitute provisions.

3.       SHARES SUBJECT TO THIS PLAN; TERM OF THIS PLAN

         3.1 NUMBER OF AWARD SHARES. Subject to adjustment under Section 9, the maximum number of Shares that may be issued under this Plan is 2,500,000, as increased on the first January 1 after the effective date of this Plan and each January 1 thereafter by a number of Shares equal to the least of: (a) 5% of the number of Shares issued and outstanding on the immediately preceding December 31, or (b) a number of Shares set by the Board. When an Award is granted, the maximum number of Shares that may be issued under this Plan shall be reduced by the number of Shares covered by that Award. If an Award later terminates or expires without having been exercised in full, the maximum number of Shares that may be issued under this Plan shall be increased by the number of Shares covered by, but not purchased under, that Award. The repurchase of Shares by the Company pursuant to a Stock Award that has not vested in full shall not increase the maximum number of Shares that may be issued under this Plan.

         3.2 SOURCE OF SHARES. Award Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or (c) Shares that are outstanding and are acquired to discharge the Company's obligation to deliver Award Shares.

         3.3      TERM OF THIS PLAN

                  (a) This Plan shall be effective on, and Awards may be granted under this Plan after, the date it has been adopted by the Board.

                  (b) This Plan has no termination date. However, it terminates as provided in Section 12.

4.       ADMINISTRATION

         4.1      GENERAL

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                  (a)      The Board shall have ultimate responsibility for
administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the "Administrator," the action may be taken or determination made by the Board, the Committee, or other Administrator. Notwithstanding anything herein to the contrary, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or Committee. All actions and determinations by any Administrator are subject to the provisions of this Plan.

                  (b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are "Non-Employee Directors" as defined in Rule 16b-3.

         4.2 AUTHORITY OF ADMINISTRATOR. Subject to the other provisions of this Plan, the Administrator shall have the authority to:

                  (a)      grant Awards, including Substitute Awards;

                  (b)      determine the Fair Market Value of Shares;

                  (c) determine the Option Price and the Purchase Price of Awards;

                  (d)      select the Awardees;

                  (e)      determine the times Awards are granted;

                  (f)      determine the number of Shares subject to each Award;

                  (g) determine the methods of payment that may be used to purchase Award Shares;

                  (h) determine the methods of payment that may be used to satisfy withholding tax obligations;

                  (i) determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable;

                  (j)      modify or amend any Award;

                  (k) authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

                  (l) determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

                  (m) interpret this Plan and any Award Agreement or document related to this Plan;

                  (n) correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

                  (o) adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

                  (p) adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding, for example, the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

                  (q) determine whether a transaction or event should be treated as a Change in Control, a Divestiture or neither;

                  (r) determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change in Control or a Divestiture, then the effect of that Change in Control or Divestiture; and

                  (s) make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

         4.3      SCOPE OF DISCRETION. Subject to the last sentence of this
Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. In making its decisions, the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. Notwithstanding anything herein to the contrary, and except as provided in
Section 12.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5.       PERSONS ELIGIBLE TO RECEIVE AWARDS

         5.1 ELIGIBLE INDIVIDUALS. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service to or for the Company or an Affiliate.

         5.2 LIMITATIONS ON ISSUANCES TO CERTAIN AWARDEES. Notwithstanding any other provision of this Plan, no Award may be granted under this Plan to any Executive if:

                  (i) the effect of such grant would be to cause the number of Shares issued or issuable to Executives, as a group, upon the grant or exercise of such Award, to exceed 50% of the total Shares issued or issuable under this Plan in the first three years (the "INITIAL PERIOD") following adoption of this Plan; or

                  (ii) the effect of such grant would be to cause the number of Shares issued or issuable to Executives, as a group, upon the grant or exercise of such Award, to exceed 50% of the total Shares issued or issuable under this Plan in any 12 month period following the Initial Period.

6.       TERMS AND CONDITIONS OF OPTIONS

         The following rules apply to all Options:

         6.1 PRICE. No Option may have an Option Price less than 85% of the Fair Market Value of the Shares on the Grant Date.

         6.2 TERM. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date.

         6.3      VESTING. Options shall be exercisable: (a) on the Grant Date,
(b) in accordance with a schedule related to the Grant Date, the date the Optionee's directorship, employment or consultancy begins, or a different date specified in the Option Agreement, or (c) upon the achievement of Objectively Determinable Performance Conditions. No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

         6.4      FORM AND METHOD OF PAYMENT.

                  (a) The Administrator shall determine the acceptable form and method of payment for exercising an Option.

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                  (b)      Acceptable forms of payment for all Option Shares are
cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

                  (c) In addition, the Administrator may permit payment to be made by any of the following methods:

                           (i)      other Shares, or the designation of other
Shares, which (A) are "mature" shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

                           (ii)     provided that a public market exists for the
Shares, consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a "CASHLESS EXERCISE PROCEDURE"), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

                           (iii)    any combination of the methods of payment
permitted by any paragraph of this Section 6.4.

                  (d) The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

         6.5 NONASSIGNABILITY OF OPTIONS. Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee.

         6.6 SUBSTITUTE OPTIONS. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 9) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

         6.7 REPRICINGS. Options may be repriced, replaced or regranted, through cancellation or modification without shareholder approval.

7.       STOCK APPRECIATION RIGHTS AND STOCK AWARDS

         7.1      STOCK APPRECIATION RIGHTS. The following rules apply to SARs:

                  (a) GENERAL. SARs may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Administrator may grant SARs to eligible participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Award Agreement. The grant or vesting of a SAR may be made contingent on the achievement of Objectively Determinable Performance Conditions.

                  (b) EXERCISE OF SARs. Upon the exercise of an SAR, in whole or in part, an Awardee shall be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date. The amount due to the Awardee upon the exercise of a SAR will be paid in cash or Shares over the period or periods specified in the Award Agreement. An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Awardee. A SAR shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Award Agreement from the person entitled to exercise the SAR. If a SAR has been granted in tandem with an Option, upon the exercise of the SAR the number of shares that may be purchased pursuant to the Option shall be reduced by the number of shares with respect to which the SAR is exercised.

                  (c) NONASSIGNABILITY OF SARs. Except as determined by the Administrator, no SAR shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything herein to the contrary, SARs may be transferred and exercised in accordance with a Domestic Relations Order.

                  (d) SUBSTITUTE SARs. The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the options they replace, except that (subject to Section 9) Substitute SARs shall be exercisable with respect to the Fair Market Value of Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

                  (e) REPRICINGS. An SAR may be repriced, replaced or regranted, through cancellation or modification without shareholder approval.

         7.2      STOCK AWARDS. The following rules apply to all Stock Awards:

                  (a) GENERAL. The specific terms and conditions of a Stock Award applicable to the Awardee shall be provided for in the Award Agreement. The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions on which the Shares shall vest, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of the Award Agreement. The grant or vesting of a Stock Award may be made contingent on achievement of Objectively Determinable Performance Conditions.

                  (b) RIGHT OF REPURCHASE. If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to repurchase by the Company or an Affiliate if not vested in accordance with the Award Agreement.

                  (c) FORM OF PAYMENT. The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award. Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans. In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

                  (d) NONASSIGNABILITY OF STOCK AWARDS. Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything to the contrary herein, Stock Awards may be transferred and exercised in accordance with a Domestic Relations Order.

                  (e) SUBSTITUTE STOCK AWARD. The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the stock awards they replace, except that (subject to Section 9) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution. Any such Substituted Stock Award shall be effective on the effective date of the acquisition.

8.       EXERCISE OF AWARDS

         8.1 IN GENERAL. An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

         8.2 TIME OF EXERCISE. Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. SARs shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the SAR.

         8.3 ISSUANCE OF AWARD SHARES. The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee's spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised or after the Grant Date of a Stock Award, as applicable. Until Award Shares are actually issued, as evidenced by the appropriate entry on the stock register of the Company, the Awardee will not have the rights of a shareholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

         8.4      TERMINATION

                  (a) IN GENERAL. Except as provided in an Award Agreement or in writing by the Administrator, including in an Award Agreement, and as otherwise provided in Sections 8.4(b), (c), and (d), after an Awardee's Termination, the Awardee's Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the three months after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

                  (b) LEAVES OF ABSENCE. Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall

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

not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

                  (c) DEATH OR DISABILITY. Unless otherwise provided by the Administrator, if an Awardee's Termination is due to death or disability (as determined by the Administrator), all Awards, to the extent exercisable on the date of the Termination, may be exercised for one year after the Termination, but in no event after the Expiration Date. In the case of a Termination due to death, an Award may be exercised as provided in Section 15. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and has been granted this authority as part of that appointment, then such guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee's Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Award is not exercised within the time specified for its exercise, the Award shall automatically terminate.

                  (d) DIVESTITURE. If an Awardee's Termination is due to a Divestiture, the Board may take any one or more of the actions described in
Section 9.3 or 9.4 with respect to the Awardee's Awards.

                  (e) TERMINATION FOR CAUSE. If an Awardee's Termination is due to Cause, as hereinafter defined, all of the Awardee's Awards shall automatically terminate and cease to be exercisable and the Administrator may rescind any and all exercises of Awards by the Awardee that occurred after the first event constituting Cause. "Cause" means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that has, or is, likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator, in its good faith judgment, which determination shall be conclusive and binding.

                  (f) CONSULTING OR EMPLOYMENT RELATIONSHIP. Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company's or any Affiliate's charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

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9.       CERTAIN TRANSACTIONS AND EVENTS

         9.1 IN GENERAL. Except as provided in this Section 9, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change in control, issuance by the Company of shares of any class of securities or securities convertible into shares of any class of securities, exchange or conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 9. Additional provisions with respect to the foregoing transactions are set forth in Section 12.3.

         9.2 CHANGES IN CAPITAL STRUCTURE. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change in Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the terms of any SAR, (d) the Purchase Price of any Stock Award, (e) the Option Price and number and class of securities issuable under each outstanding Option, and (f) the repurchase price of any securities substituted for Award Shares that are subject to repurchase rights. The specific adjustments shall be determined by the Board. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded down to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

         9.3 FUNDAMENTAL TRANSACTIONS. If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued pursuant to Awards (each a "FUNDAMENTAL Transaction"), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution, in exchange for Awards, of options to purchase equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) (an "assumption" of Awards) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and termination of outstanding Awards, in whole or in part, so that Awards can be exercised before or otherwise in connection with the closing or completion of the Fundamental Transaction or event but then terminate, (c) cancel or arrange for the cancellation of Awards in exchange for cash payments to Awardees, and (d) either arrange for any repurchase rights of the Company with respect to Award Shares to apply to the securities issued in substitution for Shares or terminate repurchase rights on Award Shares. The Board need not adopt the same rules for each Award or each Awardee.

         9.4 CHANGES IN CONTROL. The Board may also, but need not, specify that other transactions or events constitute a "CHANGE IN CONTROL". The Board may do that either

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

before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes in Control are: (a) the Company or an Affiliate is a party to a merger, consolidation, amalgamation, or other transaction in which the beneficial shareholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction, (b) any person or entity, including a "group" as contemplated by
Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (c) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change in Control, notwithstanding any other provision of this Plan, the Board may, but need not, take any one or more of the actions described in Section 9.3. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration
Date). The Board need not adopt the same rules for each Award or each Awardee.

         9.5 DIVESTITURE. If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a "DIVESTITURE". In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may, but need not, take one or more of the actions described in Section 9.3 or 9.4 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Awardee.

         9.6 DISSOLUTION. If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company's repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. Notwithstanding anything herein to the contrary, in the event of a dissolution of the Company, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate immediately prior to the dissolution.

         9.7 CUT-BACK TO PRESERVE BENEFITS. If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event set forth in this
Section 9, would be greater if one or more of those steps were not taken or payments were not made with respect to that Awardee's Awards or Award Shares, then, and to that extent, one or more of those steps shall not be taken and payments shall not be made.

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10.      WITHHOLDING AND TAX REPORTING

         10.1     TAX WITHHOLDING ALTERNATIVES

                  (a) GENERAL. Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

                  (b) METHOD OF PAYMENT. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator, in its sole discretion, may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

11.      COMPLIANCE WITH LAW

         The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company's legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

12.      AMENDMENT OR TERMINATION OF THIS PLAN OR OUTSTANDING AWARDS

         12.1 AMENDMENT AND TERMINATION. The Board may at any time amend, suspend, or terminate this Plan.

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

         12.2 SHAREHOLDER APPROVAL. The Company shall obtain the approval of the Company's shareholders for any amendment to this Plan if shareholder approval is necessary to comply with any Applicable Law.

         12.3 EFFECT. No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. Notwithstanding anything herein to the contrary, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, this Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 9, is in the best interests of the Company or its shareholders. The Board may, but need not, take the tax consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions will be final, binding and conclusive. Termination of this Plan shall not affect the Administrator's ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination of this Plan.

13.      RESERVED RIGHTS

         13.1 NONEXCLUSIVITY OF THIS PLAN. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock, stock options, or other equity-based rights under other plans.

         13.2 UNFUNDED PLAN. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

14.      SPECIAL ARRANGEMENTS REGARDING AWARD SHARES

         14.1 ESCROW OF STOCK CERTIFICATES. To enforce any restrictions on Award Shares, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold

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

in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates.

         14.2     REPURCHASE RIGHTS

                  (a) GENERAL. If a Stock Award is subject to vesting conditions, the Company shall have the right, during the seven months after the Awardee's Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination. The repurchase price shall be determined by the Administrator in accordance with this Section 14.2 which shall be either (i) the Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) or (ii) the lower of (A) the Purchase Price for the Shares or (B) the Fair Market Value of those Award Shares as of the date of the Termination. The repurchase price shall be paid in cash. The Company may assign this right of repurchase.

                  (b) PROCEDURE. The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 14.2. However, the Company's failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 14.2 for exercising its repurchase rights in order to exercise such rights.

15.      BENEFICIARIES

         An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee's rights under the Awardee's Awards after the Awardee's death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee's Awards after the Awardee's death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee's estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee's will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

16.      MISCELLANEOUS

         16.1 GOVERNING LAW. This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the substantive laws, but not the choice of law rules, of the State of California.

         16.2 DETERMINATION OF VALUE. Fair Market Value shall be determined as follows:

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

                  (a) LISTED STOCK. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the "VALUE DATE") as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid price for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.

                  (b) STOCK QUOTED BY SECURITIES DEALER. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

                  (c) NO ESTABLISHED MARKET. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company's shareholder's equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

         16.3 RESERVATION OF SHARES. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

         16.4 ELECTRONIC COMMUNICATIONS. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

         16.5 NOTICES. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares

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

shall be in writing (or, if so authorized by Section 16.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

                                       20